Supplement dated June 22, 2006 to the Prospectus
                              dated June 14, 2006
                 and the Supplement thereto dated June 19, 2006

                Claymore Securities Defined Portfolio, Series 305

               Closed-End Preferred and Income Portfolio, Series 5
             Closed-End Covered Call and Income Portfolio, Series 3


   Notwithstanding anything to the contrary in the Supplement dated June 19, 2006 to the Prospectus dated June 14, 2006, the Estimated Annual Income Distributions for the Closed-End Covered Call and Income Portfolio, Series 3 shall be as set forth in the Prospectus and the Supplement dated June 19, 2006 shall not be used.